Exhibit 99.1 March 2013

Safe Harbor
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; ability to make loans and generate assets; oversupply of inventory and continued
deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in business, manufacturing, retail or construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, capital levels, limits on bank products and fees, securities, executive compensation and insurance)
with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes (including mobile banking and cloud computing); threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards
Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Total Assets: $6.4 Billion
Gross Loans: $3.5 Billion
Total Deposits (Including Repos): $5.2 Billion
Total Equity: $763 Million
Source: Q4 2012 earnings release & company filings. *non-covered loans
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 41 cities with 40 business financial centers and 5 commercial banking centers and 3 trust office locations throughout the Inland Empire,
LA County, Orange County and the Central Valley of California
Average Cost of Deposits = 0.11%
CVB Financial Corp. (CVBF)

Name Position
Banking
Experience
CVBF
Service
Christopher D. Myers President & CEO 28 Years 6 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
3 Years 2 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
23 Years 3 Years
David A. Brager
Executive Vice President
Sales Division
25 Years 10 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
33 Years 25 Years
Richard Wohl
Executive Vice President
General Counsel
24 Years 1 Year
Experienced Leadership

Board of Directors
Name
CVBF
Experience
Age
Ronald Kruse - Chairman 38 Years 73
Linn Wiley – Vice Chairman 21 Years 74
George Borba Jr. New 45
Steve Del Guercio New 51
Robert Jacoby 7 Years 71
Ray O’Brien New 55
San Vaccaro 13 Years 79
Chris Myers – CEO 6 Years 50

CVB Financial Corp.? Who is…

Source: SNL Financial
Largest Banks Headquartered in California
Rank Name Asset Size (12/31/12)
1 Wells Fargo
$1,442,968
2 Union Bank
$96,992
3 Bank of the West
$63,343
4 First Republic Bank
$34,388
5 City National Bank
$28,618
6 OneWest Bank
$25,894
7 SVB Financial
$22,766
8 East West Bank
$22,536
9 Cathay Bank
$10,694
10 CapitalSource  Inc.
$8,549
11 CVB Financial Corp.
$
$6,363
12 Pacific Western Bank
$5,464
13 BBCN
$5,641
14 Farmers & Merchants of Long Beach
$4,989
15 Westamerica Bank
$4,952
In millions In millions

Bank Accomplishments & Ratings
•
143 Consecutive Quarters of Profitability
•
94 Consecutive Quarters of Cash Dividends
•
#6 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (July 2012)
•
BauerFinancial Report
Five Star Rating (September 2012)
•
Fitch Rating
BBB (October 2012)

Our Markets

Existing Locations 10 40 Business Financial Centers 5 Commercial Banking Centers 3 CitizensTrust Locations

Deposits*
(000’s)
# of Center
Locations
Total Deposits
(12/31/11)
Total Deposits
(12/31/12)
Los Angeles County
17 $1,872,623 $1,894,958
Inland Empire
(Riverside & San Bernardino Counties)

$1,592,445 $1,668,906
Central Valley

$821,994 $856,155
Orange County
7 $598,426 $582,616
Other
0
$228,430 $244,596
Total 45
$5,113,918 $5,247,231
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
Average Cost of Deposits  (Full Year)
0.21% 0.14%

Non-Interest Bearing Deposits (000’s)

Deposit Cost Comparison 13 Source: Q4 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

Service Charge Income*
12 Months
12/31/11
12 Months
12/31/12
%
Change
Service Charges on Deposit Accounts $15,767,976 $16,105,811 2.14%
Service Charges/Total Deposits 0.31% 0.31%

*Includes Customer Repurchase Agreements

Total Loans*
as of 12/31/2012
(000’s)
Non-Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,190,214 $16,572 $1,206,786 34.68%
Central Valley
$662,420 $191,419 $853,839 24.54%
Inland Empire
(Riverside & San Bernardino Counties)
$627,173 $1,058 $628,231 18.05%
Orange County
$461,001 $0 $461,001 13.25%
Other
$318,430 $11,510 $329,940 9.48%
Total
$3,259,238 $220,559 $3,479,797 100.00%
*Prior to MTM discount and loan loss reserve *Prior to MTM discount and loan loss reserve
(Includes loans Held for Sale) (Includes loans Held for Sale)

Total Non-Covered Loans
$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
$3,200,000
$3,400,000
$3,600,000
$3,800,000
Q3
2009
Q4 Q1
2010
Q2 Q3  Q4
Q1
2011
Q2 Q4
Q1
2012
Q2 Q3 Q4 Q3
(000’s)

Source: Q4 2012 earnings release & company reports | *Non-covered loans
Total Loans by Type
Total Loans by Type
Commercial RE
Non-Owner Occupied
39.5%
Consumer Consumer
1.5% 1.5%
SFR Mortgage  SFR Mortgage
4.9% 4.9%
Municipal Lease Finance Receivables  3.2% Municipal Lease Finance Receivables  3.2%
Auto & Equipment  0.4% Auto & Equipment  0.4%
Dairy, Livestock  & Agribusiness 10.3% Dairy, Livestock  & Agribusiness 10.3%
Commercial & Industrial Commercial & Industrial
16.8% 16.8%
Construction RE   1.8% Construction RE   1.8%
Commercial RE Commercial RE
Owner Occupied  21.6% Owner Occupied  21.6%
Loan Portfolio Composition*

Net of Discount Net of Discount
Includes Loans Held for Sale Includes Loans Held for Sale
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q4
2009
Q1
2010
Q2 Q3  Q4 Q1
2011
Q2 Q3  Q4 Q1
2012
Q2 Q3  Q4
(000’s)
$184 million $184 million
$25.3 million $25.3 million

19

-0.25%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
Q1
2007
Q2 Q3 Q4 Q1
2008
Q2 Q3 Q4 Q1
2009
Q2 Q3 Q4 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
Q2 Q3 Q4
Allowance to Non-Covered Loans Net Charge-Offs / Average Loans  (Non-Covered) -
Loan Loss Allowance/ Charge-Offs
--Non-Covered--

21 (000’s) Classified Loans Non-Covered

CVBF’s strong loan underwriting culture has limited its exposure to problem credits
Continued profitability has allowed CVB to build its capital base and reserves for loan losses.
Superior Credit Quality
Texas Ratio
NPA’s/Loans & OREO
Source: Q4 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer data as of 9/30/12
Non-Covered

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge

Earnings
2008 2009 2010 2011
12 Months to
12/31/2012
Net Interest Income
$193,679 $222,264 $259,317 $234,681
$236,950
Provision for Credit
Losses
($26,600) ($80,500) ($61,200) ($7,068) $0
Other Operating
Income/Expenses (Net)
($81,331) ($52,515) ($111,378) ($106,809) ($122,257)
Income Taxes
($22,675) ($23,830) ($23,804) ($39,071) ($37,413)
Net Profit After Tax
$63,073 $65,419 $62,935 $81,733
$77,280

(000’s)

Net Interest Margin 26 Normalized* *Normalized excludes accelerated accretion on covered loans

Expenses

Expenses

*Includes $20.4 million FHLB prepayment charge
(000’s) 2009 2010 2011 2012
Salaries & Employee Benefits $62,985 $69,419 $69,993 $68,496
Promotion & Entertainment $6,528 $6,084 $4,977 $4,869
Supplies $2,989 $3,314 $2,558 $2,212
Software Licenses &
Maintenance
$2,320 $5,031 $3,669 $4,269
Professional Services $6,965 $13,308 $15,031 $6,249
OREO Expense $1,211 $7,490 $6,729 $2,146
Other $50,588 $63,846 $38,068 $49,919*
Total: $133,586 $168,492 $141,025 $138,160

Bank Borrowings

Debt Repayment Activity 2012
Type of Debt Payoff Date Amount
Weighted Average
Interest Rate
FHLB Borrowings 8/28/2012 $250,000 3.39%
Subordinated Debentures
FCB Statutory Trust II 1/07/2012 $6,805 3-Month LIBOR + 3.25%
CVB Statutory Trust I 6/18/2012 $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust I 9/17/2012 $20,619 3-Month LIBOR + 2.85%
Total $298,043

(000’s)
(000’s)

Outstanding Debt*
12/31/2012

(000’s)
Type of Debt Maturity
Balance at
12/31/2012
Interest Rate
FHLB Borrowings 11/28/2016 $198,934 4.52%
Subordinated Debentures
CVB Statutory Trust II** $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust II $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust III $25,774 3-Month LIBOR + 1.38%
Total $265,946
*Does not include $26 million in overnight borrowings from FHLB
**This portion of CVB Statutory Trust II was repaid on January 7 2013 th

Capital

Capital Ratios
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
December 31, 2012*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.23%
Total Risk-based Capital Ratio 8.0% 10.0% 19.49%
Tier 1 Leverage Ratio 4.0% 5.0% 11.50%
Tangible Capital Ratio 4.0% 5.0% 11.17%
Core Tier 1 Capital Ratio 16.60%

* CVB Financial Corp. - Consolidated

Source: Q3 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion
Peer Capital Metrics
Tier 1 Capital Ratio
Total Risk – Based Capital Ratio
Tangible Common Equity/Tangible Assets

Securities & Investments

Source: Q4 2012 earnings release. As of  12/31/2012 securities held-to-maturity were valued at approximately $2.1million | Yield on securities represents the fully taxable
equivalent
*Securities Available For Sale
Securities portfolio totaled $2.45 billion at 12/31/2012.  The portfolio represents 38.5% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio
Yield on securities
portfolio = 2.49%
for the 4th Quarter 2012
Securities Portfolio*
--$2.45 Billion--
MBS 36.24%
Government
Agency &
GSEs 14.67%
Municipal
Bonds 25.53%
Trust
Preferred
0.21%
CMO's /
REMIC's
23.35%

Securities Portfolio* $2.45 Billion Mark-to-Market (Pre-tax) (000’s) *Securities Available For Sale $74,571 MBS & CMO’s $31,395 Municipal Bonds $41,736 Other Securities $1,440

CVBF Assets

*Includes overnight funds held at the Federal Reserve, Interest earning - due from
Correspondent Banks, other short-term money market accounts or certificates of deposit
Loans Loans
Securities Securities
Fed Balance* Fed Balance*
Other Other
Goodwill & Intangibles Goodwill & Intangibles
12/31/12
$6.4 Billion
12/31/06
$6.1 Billion
Securities Securities
Fed Balance* Fed Balance*
Goodwill & Intangibles Goodwill & Intangibles
Other Other
Loans Loans
0.2% 0.2%

12/31/06
12/31/06
$5.7 Billion
$5.7 Billion
12/31/12
12/31/12
$5.6 Billion
$5.6 Billion
TOTAL DEPOSITS* TOTAL DEPOSITS*
Jr. Subordinated Jr. Subordinated
Debentures Debentures
Other Liabilities Other Liabilities
BORROWINGS BORROWINGS
Jr. Subordinated Jr. Subordinated
Debentures Debentures
BORROWINGS BORROWINGS
TOTAL DEPOSITS* TOTAL DEPOSITS*
Other Liabilities Other Liabilities
*Includes Customer Repurchase Agreements *Includes Customer Repurchase Agreements
CVBF Liabilities

Our Growth Strategy

Our Vision
Citizens Business Bank will strive to become
the dominant financial services company
operating throughout the state of
California, servicing the comprehensive
financial needs of successful small to
medium sized businesses and their owners.

Target Customer
The best privately-held and/or family-
owned businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships

—
—
—
—

Three Areas of Growth 43 Acquisitions --Banks-- Same Store Sales DeNovo --Trust--

•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In- market & ‘new’ markets

Our ‘Critical Few’
•
Loan Growth
•
Expand Credit Product Offerings & Capabilities
•
Build Core Deposits
•
Drive Service Charge & Fee Income Growth
•
Manage Operating Efficiency
•
Grow Through Acquisition

Our Strategic Focus
•
Strong Capital position
•
Strong, disciplined credit underwriting/credit culture
•
Build low-cost, sustainable deposits
•
Multiple forms of growth (don’t depend on one)
•
Same Store Sales
•
DeNovo
•
Acquisitions
•
Cross-sell: capture the whole wallet
•
Drive expense efficiency
•
Long-term outlook

Copy of presentation at www.cbbank.com